First Quarter 2009
Earnings Conference Call
April 28, 2009

Overview - First Quarter 2009
• Our revenue decreased 10.8%, reflecting the difficult
 economic climate as well as currency changes. Our
 organic revenue decrease was 5.6%

• We continued to manage our cost base actively and
 effectively, resulting in severance expense of $42 million
 compared with $14 million a year ago

• Our seasonal operating loss was $82 million compared
 with a loss of $58 million a year ago

• Diluted E.P.S. was a seasonal Q1 loss of $0.16 compared
 with a loss of $0.15 last year

Three Months Ended March 31,			
	2009		2008	
Revenue	$	1,325.3	$	1,485.2
Salaries and Related Expenses		996.5		1,064.8
Office and General Expenses		410.9		475.0
Restructuring and Other Reorganization-Related (Reversals) Charges		(0.2)		3.2
Operating Loss		(81.9)		(57.8)
Interest Expense		(34.8)		(57.7)
Interest Income		12.3		28.7
Other Income (Expense), net		4.9		(1.4)
Loss before Income Taxes		(99.5)		(88.2)
Benefit of Income Taxes		(25.4)		(23.7)
Equity in Net Income of Unconsolidated Affiliates		0.5		1.1
Net Loss		(73.6)		(63.4)
Net Loss Attributable to Noncontrolling Interests		6.6		0.6
Net Loss Attributable to IPG		(67.0)		(62.8)
Dividends on Preferred Stock		(6.9)		(6.9)
Net Loss Available to IPG Common Stockholders	$	(73.9)	$	(69.7)
Loss per share available to IPG common stockholders - basic and diluted	$	(0.16)	$	(0.15)
Weighted-average number of common shares outstanding - basic and diluted		464.0		459.2

Operating Performance
(Amounts in Millions, except per share amounts)

Three Months Ended	
March 31, 2008	**$ 1,485.2**	
Total change	(159.9)	(10.8%)
Foreign currency changes	(107.9)	(7.3%)
Net acquisitions/(divestitures)	31.6	2.1%
Organic	(83.6)	(5.6%)
March 31, 2009	**$ 1,325.3**	

	Three Months Ended March 31,		Change	
	2009	**2008**	**Total**	**Organic**
IAN	$ 1,114.9	$1,241.1	(10.2%)	(5.4%)
CMG	$ 210.4	$ 244.1	(13.8%)	(7.0%)

Revenue
($ in Millions)
Integrated Agency Networks (“IAN”): McCann, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group (“CMG”): Weber Shandwick, GolinHarris, Jack Morton,
FutureBrand, Octagon and our other marketing service specialists
See reconciliation on page 15.

Three Months Ended March 31, 2009	
	Total	**Organic**
United States	(8.0%)	(8.8%)
International	(14.5%)	(1.3%)
United Kingdom	(23.9%)	4.0%
Continental Europe	(16.6%)	(3.3%)
Asia Pacific	(15.2%)	(6.8%)
Latin America	(15.2%)	3.4%
All Other Markets	16.3%	(0.3%)
Worldwide	**(10.8%)**	**(5.6%)**

Geographic Revenue Change
“All Other Markets” includes Canada, Africa and Middle East.
See reconciliation on page 16.

Last Twelve Months

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%
1.4%

Organic Revenue Growth
See reconciliation on page 17.

Salaries & Related

		2009		2008		Change $	Change Total	Change Organic
Three Months Ended March 31,	$	996.5	$	1,064.8	$	(68.3)	(6.4%)	(1.8%)
% of Revenue		*75.2%*		*71.7%*				
Three months severance	$	41.6	$	13.9	$	27.7	199.3%	
% of Revenue		*3.1%*		*0.9%*				

Office & General

		2009		2008		Change $	Change Total	Change Organic
Three Months Ended March 31,	$	410.9	$	475.0	$	(64.1)	(13.5%)	(8.4%)
% of Revenue		*31.0%*		*32.0%*				
Three months professional fees	$	30.8	$	37.4	$	(6.6)	(17.6%)	
% of Revenue		*2.3%*		*2.5%*

Expenses
($ in Millions)
See reconciliation on page 18.

Last Twelve Months

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
8.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

Adjusted Operating Margin
See reconciliation on page 20.

March 31, 2009		December 31, 2008		March 31, 2008	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,642.0	$	2,107.2	$	1,491.2
Marketable securities		16.5		167.7		21.1
Accounts receivable, net		3,159.1		3,746.5		3,752.7
Expenditures billable to clients		1,072.5		1,099.5		1,320.0
Other current assets		379.2		366.7		357.5
Total current assets	**$**	**6,269.3**	**$**	**7,487.6**	**$**	**6,942.5**
CURRENT LIABILITIES:						
Accounts payable	$	3,350.7	$	4,022.6	$	3,978.9
Accrued liabilities		2,111.2		2,521.6		2,356.1
Short-term debt		327.2		332.8		103.3
Total current liabilities	**$**	**5,789.1**	**$**	**6,877.0**	**$**	**6,438.3**

Balance Sheet - Current Portion
($ in Millions)

Three Months Ended March 31, 2009		2008	
NET LOSS	$	(74)	$	(63)
OPERATING ACTIVITIES				
Depreciation & amortization		59		70
Deferred taxes		(48)		(54)
Other non-cash items		(3)		1
Change in working capital, net		(485)		(241)
Other non-current assets & liabilities		(6)		(1)
Cash used in Operating Activities		**(557)**		**(288)**
INVESTING ACTIVITIES				
Acquisitions & deferred payments, net		(14)		(17)
Business & investment purchases/sales, net		1		1
Capital expenditures		(12)		(32)
Cash used in Investing Activities*		**(25)**		**(48)**
FINANCING ACTIVITIES				
Repayment of 4.50% Convertible Senior Notes		-		(191)
Preferred stock dividends		(7)		(7)
Other		(9)		(9)
Cash used in Financing Activities		**(16)**		**(207)**
Currency Effect		(18)		18
Decrease in Cash & S/T Marketable Securities	**$**	**(616)**	**$**	**(525)**

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

Cash Flow
($ in Millions)

$800
$600
$400
$200
$0
$327
2009
2010
2011
2012
2013
2014
Face Value as of March 31, 2009
Other Short-Term Debt
Long-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023.

(B) Discrete option to put 4.50% and 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

Debt Maturity Schedule
($ in Millions)
Total Debt including Convertible Notes = $2.1 billion
(A)
(B)

Summary
• As our clients navigate a difficult economy, we continue
 to put client service front-and-center

• We are managing costs appropriately and effectively

• Strong financial resources are in place and we continue
 our conservative approach to liquidity

• As visibility remains limited we are managing for a
 challenging environment, and expect to be well-
 positioned for the upside when the economy turns

Appendix

2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8				$ 41.8
Amortization of bond discounts and deferred financing costs	7.6				7.6
Amortization of restricted stock and other non-cash compensation	9.3				9.3
Total	$ 58.7				$ 58.7

	2008				
	Q1	Q2	Q3	Q4	FY 2008
Depreciation and amortization of fixed assets and intangible assets	$ 43.1	$ 43.2	$ 44.2	$ 42.8	$ 173.3
Amortization of bond discounts and deferred financing costs	7.0	6.7	7.4	7.6	28.7
Amortization of restricted stock and other non-cash compensation	19.8	23.2	21.4	15.7	80.1
Total	$ 69.9	$ 73.1	$ 73.0	$ 66.1	$ 282.1

Depreciation and Amortization
($ in Millions)

IAN

	Three Months Ended	
March 31, 2008	**$ 1,241.1**	
Total change	(126.2)	(10.2%)
Foreign currency changes	(91.4)	(7.4%)
Net acquisitions/(divestitures)	31.6	2.5%
Organic	(66.4)	(5.4%)
March 31, 2009	**$ 1,114.9**	

CMG

	Three Months Ended	
March 31, 2008	**$ 244.1**	
Total change	(33.7)	(13.8%)
Foreign currency changes	(16.5)	(6.8%)
Net acquisitions/(divestitures)	-	-
Organic	(17.2)	(7.0%)
March 31, 2009	**$ 210.4**

Reconciliation of Segment Revenue Change
($ in Millions)

Three Months Ended March 31

		2009		2008		Total Change		Foreign Currency Changes		Net Acquisitions / (Divestitures)		Organic
United States	$	781.4	$	849.1	$	(67.7)	$	-	$	7.4	$	(75.1)
United Kingdom		111.5		146.5		(35.0)		(40.8)		-		5.8
Continental Europe		194.0		232.6		(38.6)		(32.6)		1.6		(7.6)
Asia Pacific		107.8		127.1		(19.3)		(10.6)		-		(8.7)
Latin America		55.1		65.0		(9.9)		(12.1)		-		2.2
All Other Markets		75.5		64.9		10.6		(11.8)		22.6		(0.2)
Worldwide	$	1,325.3	$	1,485.2	$	(159.9)	$	(107.9)	$	31.6	$	(83.6)

Reconciliation of Geographic Revenue Change
($ in Millions)
“All Other Markets” includes Canada, Africa and Middle East.

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency Changes	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of change during the period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8

IPG

Reconciliation of Organic Revenue Growth
($ in Millions)

Salaries & Related

	Three Months Ended	
	$	% Change
March 31, 2008	$ 1,064.8	
Foreign currency changes	(74.8)	(7.0%)
Net acquisitions/(divestitures)	25.7	2.4%
Organic	(19.2)	(1.8%)
Total change	(68.3)	(6.4%)
March 31, 2009	$ 996.5	

Office & General

	Three Months Ended	
	$	% Change
March 31, 2008	$ 475.0	
Foreign currency changes	(38.9)	(8.2%)
Net acquisitions/(divestitures)	14.6	3.1%
Organic	(39.8)	(8.4%)
Total change	(64.1)	(13.5%)
March 31, 2009	$ 410.9

Reconciliation of Organic Measures
($ in Millions)

Operating expenses

	Total Reported Operating Expenses		Severance Expense		Operating Expenses Excluding Severance	
	$	% Change	$	% Change	$	% Change
March 31, 2008	$ 1,543.0		$ 13.9		$ 1,529.1	
Foreign currency changes	(113.7)	(7.4%)	(0.8)	(5.8%)	(112.9)	(7.4%)
Net acquisitions/(divestitures)	40.3	2.6%	-	0.0%	40.3	2.6%
Organic	(62.4)	(4.0%)	28.5	205.0%	(90.9)	(5.9%)
Total change	(135.8)	(8.8%)	27.7	199.3%	(163.5)	(10.7%)
March 31, 2009	$ 1,407.2		$ 41.6		$ 1,365.6	

Salaries & Related

	Reported Salaries & Related Expenses		Severance Expense		Salaries & Related Expenses Excluding Severance	
	$	% Change	$	% Change	$	% Change
March 31, 2008	$ 1,064.8		$ 13.9		$ 1,050.9	
Foreign currency changes	(74.8)	(7.0%)	(0.8)	(5.8%)	(74.0)	(7.0%)
Net acquisitions/(divestitures)	25.7	2.4%	-	0.0%	25.7	2.4%
Organic	(19.2)	(1.8%)	28.5	205.0%	(47.7)	(4.5%)
Total change	(68.3)	(6.4%)	27.7	199.3%	(96.0)	(9.1%)
March 31, 2009	$ 996.5		$ 41.6		$ 954.9

Reconciliation of Expenses Excluding Severance
($ in Millions)

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3

Reconciliation of Adjusted Operating Margin
($ in Millions)

Three Months Ended March 31, 2009		2008	
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$	(25)	$	(48)
Purchase, sale and maturities of short-term marketable securities, net		151		1
Reported cash provided by (used in) Investing Activities	$	126	$	(47)

Reconciliation of Investing Cash Flow
($ in Millions)

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $335-Million 3-Year Credit Facility Covenants

Metrics Update

Revenue by Discipline
March 31, 2009
QTD
($ in Millions)
Unaudited data
43%
57%

% of Revenue, Last Twelve Months
70.0%
65.0%
60.0%
55.0%
62.8%
62.4%
63.1%
LTM 3/31/09
LTM 12/31/08
LTM 3/31/08

Salaries & Related Expenses

Three Months Ended March 31

Base, Benefits & Tax
68.0%
64.0%
60.0%
56.0%
64.3%
60.5%
2009
2008

Incentive Expense
5.0%
2.5%
0.0%
3.0%
3.8%
2009
2008

Severance Expense
4.0%
2.0%
0.0%
3.1%
0.9%
2009
2008

Temporary Help
4.0%
3.5%
3.0%
2.5%
2.0%
2.7%
3.6%
2009
2008

All Other Salaries & Related, not shown, was 2.1% and 2.9% for the three months ended March 31, 2009 and 2008, respectively.

Salaries & Related Expenses % of Revenue

IPG

% of Revenue, Last Twelve Months
36.0%
33.0%
30.0%
27.0%
24.0%
28.7%
28.9%
30.3%
LTM 3/31/09
LTM 12/31/08
LTM 3/31/08

Office & General Expenses

Three Months Ended March 31

Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.3%
2.5%
2009
2008

Occupancy Expense (ex-D&A)
11.0%
10.0%
9.0%
8.0%
7.0%
9.6%
8.8%
2009
2008

T&E, Office Supplies & Telecom
6.0%
5.0%
4.0%
3.0%
2.0%
4.0%
4.9%
2009
2008

All Other O&G
18.0%
16.0%
14.0%
12.0%
15.1%
15.8%
2009
2008

Office & General Expenses % of Revenue
“All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains
(losses) and other expenses.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$957
$1,659
$957
$2,275
$902
$1,708
$567
$1,856
$527
$1,512
3/31/2009
12/31/2008
9/30/2008
6/30/2008
3/31/2008
Cashand Short-Term Marketable Securities
Available Committed Credit Facilities

Available Liquidity
($ in Millions)
Cash, Cash Equivalents and Short-Term Marketable Securities
+ Available Committed Credit Facilities

Covenants

I.	Interest Coverage Ratio not less than:	4.50x
	Actual Interest Coverage Ratio:	6.25x
II.	Leverage Ratio not greater than:	3.25x
	Actual Leverage Ratio:	2.61x
III.	EBITDA not less than:	$600.0
	Actual EBITDA:	$809.2

EBITDA Reconciliation	Last Twelve Months
Operating Income:	$565.6
+ Depreciation and amortization	241.5
+ Non-cash charges	2.1
EBITDA:	$809.2

Interest Expense Reconciliation	Last Twelve Months
Interest Expense:	$189.0
- Interest Income	74.2
- ELF Warrant amortization and other	13.0
+ Preferred Stock Dividends	27.6
Net Interest Expense as defined:	$129.4

$335-Million 3-Year Credit Facility Covenants*
($ in Millions)
* Facility is not drawn as of March 31, 2009
March 31, 2009

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.
Such factors include, but are not limited to, the following:
 è potential effects of a weakening economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;
 è our ability to attract new clients and retain existing clients;
 è our ability to retain and attract key employees;
 è risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
 è potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
 è risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
 è developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.